As filed with the Securities and Exchange Commission on February 3, 1998.
                 ===============================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               __________________


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            ELMWOOD FUNDING LIMITED
             (Exact name of registrant as specified in its charter)



     Cayman Islands                                      N/A
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                              ____________________



If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.    [X]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.   [ ]

Securities Act registration statement file number to which this form relates:
333-29327
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       Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange on which
     to be so registered:                   each class is to be registered:

  Bond-backed Investment Certificates,          New York Stock Exchange
       Series 1998-Chase-1

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

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ITEM 1.  DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED:


The material set forth in the section captioned "Description of Certificates" in the prospectus and in the section captioned "Description of the Certificates" in the prospectus supplement included in the Registrant's Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-29327), filed with the Securities and Exchange Commission (the "Commission") on June 16, 1997, is incorporated herein by reference.


ITEM 2.  EXHIBITS:


1 Certificate of Incorporation of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Securities and Exchange Commission (the "Commission") on June 16, 1997.

2 Memorandum of Association and Articles of Association of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.

3 Standard Terms for Trust Agreements between Elmwood Funding Limited, as Depositor, and United States Trust Company, as Trustee, dated as of August 1, 1997 (the "Standard Terms"), incorporated herein by reference from
     Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.

4 Series Supplement (the "Series Supplement") to the Standard Terms dated as of February 9, 1998, creating the Bond-backed Investment Certificates Trust, Series 1998-Chase-1 and providing for the issuance of the Series 1998-Chase-1 Certificates.

5 Form of Series 1998-Chase-1 Certificate, filed as Exhibit B to the Series Supplement.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 3rd day of February, 1998.



ELMWOOD FUNDING LIMITED



By: /s/Derrie Bogess
    ---------------------
Name:  Derrie Bogess
Title: Director



AUTHORIZED U.S. REPRESENTATIVE



 /s/ Gary Davis
-------------------------------
Gary Davis, as the duly
authorized representative of
Elmwood Funding Limited in
the United States

Date: February 3, 1998

                                 EXHIBIT INDEX


Exhibit No.    Description
1              Certificate of Incorporation of the Registrant dated September
               17, 1996, incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (File
               No. 333-29327), as amended, filed with the Securities and Exchange Commission (the "Commission") on June 16, 1997.
2              Memorandum of Association and Articles of Association of
               the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration
               Statement on Form S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.
3              Standard Terms for Trust Agreements between Elmwood
               Funding Limited, as Depositor, and United States Trust
               Company, as Trustee, dated as of August 1, 1997 (the
               "Standard Terms"), incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Registration Statement on Form
               S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.
4              Series Supplement (the "Series Supplement") to the Standard
               Terms dated as of February 9, 1998, creating the Bond-backed
               Investment Certificates Trust, Series 1998-Chase-1 and providing for the issuance of the Series 1998-Chase-1
               Certificates.
5              Form of Series 1998-Chase-1 Certificate, filed as
               Exhibit B to the Series Supplement.